UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 19, 2020

AMERICAN NATIONAL BANKSHARES INC.
(Exact name of registrant as specified in its charter)

Virginia	0-12820	54-1284688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

628 Main Street, Danville, VA 24541
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 434-792-5111

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	AMNB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 19, 2020, the Board of Directors of American National Bankshares Inc. (the “Company”) adopted an amendment to Article II, Section 2.2 of the Company’s Bylaws, effective immediately, to decrease the number of directors on its board from 16 to 13 directors. A copy of the Bylaws of the Company, as amended, is attached as Exhibit 3.2 to this report and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual shareholders’ meeting on May 19, 2020. There were 10,753,734 shares of common stock entitled to vote at the annual meeting, of which 8,523,124 shares were present in person or by proxy. At the annual meeting, the Company’s shareholders (i) elected each of the persons listed below to serve as Class III directors of the Company, (ii) ratified the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for 2020, and (iii) approved, on an advisory basis, the executive compensation of the Company’s named executive officers as disclosed in the proxy statement related to the annual meeting.

The Company’s independent inspector of elections reported the vote of the shareholders as follows:

Proposal 1: Election of Class III Directors to Serve Until the 2023 Annual Meeting

Nominees	Votes For	Votes Withheld	Broker Non-Votes	Votes Uncast
Tammy Moss Finley	6,686,221	111,520	1,725,250	133
Charles H. Majors	6,720,416	77,325	1,725,250	133
Dan M. Pleasant	6,703,777	93,964	1,725,250	133
Joel R. Shepherd	6,704,287	93,454	1,725,250	133

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes	Votes Uncast
8,472,439	37,507	13,178	—	—

Proposal 3: Approval of Executive Compensation as Disclosed in the Proxy Statement

Votes For	Votes Against	Abstentions	Broker Non-Votes	Votes Uncast
6,342,413	293,734	161,727	1,725,250	—

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

3.2	Bylaws, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American National Bankshares Inc.
(Registrant)

Date:	May 21, 2020	By:	/s/ Jeffrey W. Farrar
Jeffrey W. Farrar
Executive Vice President,
Chief Financial Officer, and Chief Operating Officer